UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION STATEMENT

Information Statement Pursuant to Section 14(c) of the Securities
Exchange Act of 1934 (Amendment No. ___ )

Check the appropriate box:

_  Preliminary Information Statement
_  Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
X  Definitive Information Statement

CHDT CORPORATION
(Name of Registrant as Specified In Its Charter)

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Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

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(5)	Total fee paid:

Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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CHDT CORPORATION
350 Jim Moran Boulevard, Suite 120
Deerfield Beach, Florida  33442
Telephone: (954) 252-3440

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Dear holders of Common Stock, $0.0001 Par Value (“shareholders” or “you”):

No action is required by you. The accompanying Information Statement is furnished only to inform shareholders of the actions described below before they take place in accordance with Rule 14c-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the applicable Florida Statutes. This Information Statement is first mailed to you on or about April 29, 2008.

The enclosed information statement is being furnished to shareholders of record as of April 25, 2008, of CHDT Corporation  ("Company,” "CHDT,” “we,” “us’” or “our”), a Florida corporation, in connection with the following proposals (“Proposals”): (1) election of directors; and (2) ratification of Robison Hill & Company of Salt Lake City, Utah as the public auditors of the Company for the fiscal year ending December 31, 2008.

All of the foregoing proposals were approved on April 28, 2008, by action by written  consent of a majority vote of shareholders ("Majority  Shareholder  Action") entitled to vote on the record date.  Our Board of Directors has reviewed and unanimously approved all of the Proposals.

Holders  of  approximately  61% of our Common  Stock  have  executed written  consents  in favor of the Proposals.  However,  under federal law the Proposals  will not be effective  until at least 20 days after this Information  Statement has first been sent to shareholders who have not previously consented, which date is April 28, 2008.

The elimination of the need for a special or annual meeting of stockholders to ratify or approve the proposals is authorized by Section 607.0704 of the Florida Statutes and Section 5 of the Company's Bylaws, which provide that the written consent of shareholders holding at least a majority of the voting power may be substituted for such a special or annual meeting. In order to eliminate the costs and management time involved in holding a special or annual meeting and in order to effect or ratify the proposals as early as possible in order to accomplish the purposes of the Company as described in this Information Statement, the Board of Directors of the Company voted to utilize the written consent of stockholders holding a majority of the voting power of the Company.

Please feel free to call us at (954) 252-3440 should you have any questions on the enclosed Information Statement.

For the Board of Directors of
CHDT Corporation

By:	/s/ Stewart Wallach, Chief Executive Officer

Stewart Wallach, Chief Executive Officer
April 25, 2008

CHDT CORPORATION
350 Jim Moran Boulevard, Suite 120
Deerfield Beach, Florida 33442

INFORMATION STATEMENT REGARDING
ACTION TAKEN BY WRITTEN CONSENT OF
MAJORITY STOCKHOLDERS
IN LIEU OF A SPECIAL MEETING

WE ARE NOT ASKING YOU FOR A PROXY,
AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

GENERAL

Dear Holders of CHDT Corporation Common Stock, $0.0001 par value, (“shareholders” or “you”):

This Information Statement is being furnished to the shareholders of CHDT Corporation (“Company,” “we,” “our” or “us”), a Florida corporation with its principal executive offices at 350 Jim Moran Boulevard, Suite 120, Deerfield Beach, Florida 33442, Broward County, in connection with the following corporate actions, which will take effect 20 days after the mailing of this Information Statement:

(1)
Election of the following seven (7) directors, who were nominated by the Board of Directors for election to the Board of Directors of the Company for a term ending with the election of directors at the 2009 Annual Meeting of Stockholders of the Company and the newly elected directors assuming office:

(a)	Stewart Wallach;
(b)	Howard Ullman;
(c)	Gerry McClinton;
(d)	Laurie Holtz;
(e)	Jeffrey Postal;
(f)	Jeffrey Guzy; and
(g)	Larry Sloven.

All of the above are currently serving as directors of the Company.

(2)	Ratification of the appointment of Robison Hill & Company as public auditors of the Company for the fiscal year ending December 31, 2008.

Robison Hill & Company have been the Company’s public auditors since 2000.

This Information Statement has been prepared by our management, and the entire cost of furnishing this Information Statement will be borne by us. We will request brokerage houses, nominees, custodians,  fiduciaries and other like parties to forward this  Information  Statement to the beneficial  owners of our voting  securities held of record by them and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

The  Florida  law  provides  in  substance  that  unless the  Company's Articles  of  Incorporation  provides  otherwise,  stockholders  may take action without a meeting  of  stockholders  and  without  prior  notice if a consent or consents in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be  necessary  to take such action at a meeting at which all shares  entitled to vote thereon were present.

QUESTIONS AND ANSWERS

Q. Why did I receive this Information Statement?
A. Applicable laws require us to provide you information regarding the Proposals and Majority  Shareholder Action - even though your vote is neither required nor requested for the Proposals to become effective.

Q. What will I receive when the Proposals are effective?
A. The Proposals have already been approved,  and you will not receive  anything further.

Q. Why am I not being asked to vote?
A. The  holders of a majority  of the  issued and  outstanding  shares of Common Stock have  already  approved the  Proposals  by a written  consent in lieu of a stockholders'  meeting.  Such  approval,  together  with  the  approval  of  the Company's  Board of Directors,  is sufficient  under Florida law, and no further approval by our stockholders is required.

Q. What do I need to do now?
A. Nothing.  This Information Statement is purely for your information and does not require or request you to do anything.

Q. Whom can I contact with questions?
A. If you  have  any  questions  about  any of the  actions  to be  taken by the Company,  please contact Jill Mohler,  Secretary, at Company, (954) 252-3440 or  mail your inquiry to her at CHDT Corporation, 350 Jim Moran Blvd., Suite 120, Deerfield Beach, Florida 33442.

BUSINESS

We are a Florida  corporation  and a public  holding  company  engaged through our operating,  wholly-owned  subsidiary, Capstone Industries, Inc. (“Capstone”), a Florida corporation,  in the sale of technology consumer goods in North America, which products are manufactured abroad by contract manufacturers,  especially ones in the Peoples'  Republic of China.  We sell the  products through regional and national distributors and retailers.  We have one subsidiary that currently does not have operations: Black Box Innovations, LLC, a Florida limited liability company (formerly, “Overseas Building Supply, L.C.”).  We intend to develop and market a product line for Black Box Innovations in 2008. We are a fully reporting Securities Exchange Act of 1934, as amended, (“Exchange Act”) company with the U.S. Securities and Exchange Commission or “SEC”, with our common stock quoted on the Over-the-Counter Bulletin Board under the symbol "CHDO.OB."

NO MEETING

There WILL NOT be a meeting of shareholders  and none is required under applicable  Florida  statutes  when an  action  has been  approved  by  majority shareholders without a meeting. This Information Statement is first being mailed on or about April 29, 2008,  to the holders of Common Stock as of the Record Date on April 25, 2008. There are estimated 306 shareholders of record as of April 25, 2008.

DISSENTERS' RIGHTS.

Under Florida law, our shareholders do not have  dissenters'  rights in connection  with any of the  actions  that were  approved as  disclosed  in this Information Statement.

VOTING RIGHTS AND SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT:

The sole class of voting equity securities of the Company as of April 25, 2008,  that are issued and outstanding is the Common Stock, $0.0001 par value per  share, or "Common Stock".  The table below sets forth, as of April 25 2008 (“Record Date”),  certain  information  with  respect to the Common Stock  beneficially owned by (i) each Director,  nominee and executive  officer of the Company;  (i) each person who owns  beneficially  more than 5% of the common stock;  and (iii) all Directors,  nominees and executive officers as a group. The table below also shows ownership as of the Record Date of shares of Series B Convertible  Redeemable Preferred Stock, $0.10 par value, or the "Preferred Stock," which shares have no voting rights.  There were 561,941,645 shares of Common Stock outstanding on the Record Date and 2,111,813 shares of Preferred  Stock were  outstanding as of  April 25, 2008.

OWNERSHIP OF OFFICERS, DIRECTORS AND PRINCIPAL SHAREHOLDERS
as of April 26, 2008(1)

Name, Address & Title	Shares of Common Stock	% of outstanding shares	Shares of Series B Convertible Preferred Stock	% of Shares Outstanding
Stewart Wallach, Chief Executive Officer & President (2) 350 Jim Moran Blvd. #120 Deerfield Beach, Florida 33442	30,157,295	5.4%	0	0%
Howard Ullman, Chairman and Assistant Secretary (3) 350 Jim Moran Blvd., #120 Deerfield Beach, Florida 33442	231,431,627	42%	1,856,813	88%
Gerry McClinton, COO & Director (4) 350 Jim Moran Blvd., #120 Deerfield Beach, Florida 33442	500,000	Less than 1%	-0-	0%
Laurie Holtz, Chief Financial Officer & Director (5) 350 Jim Moran Blvd., #20, Deerfield Beach, Florida 33442	4,033,000	Less Than 1%	5,000	Less Than 1%
Jeffrey Postal, Director (6) 350 Jim Moran Blvd., #120 Deerfield Beach, Florida 33442	8,236,250	1.5	250,000	11.8%

Jill Mohler, Secretary (7) 350 Jim Moran Blvd., #120 Deerfield Beach, Florida 33442	-0-	-0-	-0-	-0-
Jeffrey Guzy, Director (8) 3130 19th Street North Arlington, Virginia 22201	832,000	Less than 1%	-0-	0%
Larry Sloven, Director (9) 10400 Griffin Rd. #109 Cooper City, Florida 33328	792,000	Less than 1%	-0-	0%
ALL OFFICERS & DIRECTORS AS A GROUP	269,482,172	48%	2,111,813	100%
Bart Fisher (10)(11) 9009 Potomac Forest Drive Great Falls, Virginia 22066	31,315,419	5%	-0-	0%
Margaret Fisher 9009 Potomac Forest Drive Great Falls, Virginia 22066	43,925,000	8%	-0-	0%
TOTAL:	345,722,591	61.5%	2,111,813(12)	100%

Notes to Table
(1)   Unless otherwise indicated, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.
(2)  Total shares does not include 102,400,000 million shares that Mr. Wallach has the current right to acquire under a non-qualified stock option or 1,766,470 shares of Common Stock issuable under the warrants issued to Mr. Wallach as part of his $100,000 investment in Company’s 2007 private placement under Rule 506 of restricted shares of Common Stock. Mr. Wallach was appointed Chief Executive Officer and President of the Company on April 23, 2007.
(3)  Total shares does not include 1,500,000 shares of Common Stock currently available for acquisition under outstanding non-qualified stock options granted to Mr. Ullman.  Mr. Ullman was Chief Executive Officer and President of the Company until April 20, 2007.  Mr. Ullman was appointed Assistant Secretary of the Company and Capstone in April 2008.
(4)  Total shares does not include 28,100,000 shares of Common Stock currently available for purchase under a non-qualified stock option.
(5) Total does not include an aggregate of 500,000 shares of Common Stock available for purchase under a non-qualified stock option issued on February 5, 2008 for services as a director in fiscal year 2007. Mr. Holtz was appointed as Chief Financial Officer in December 2007.  Mr. Holtz is the father-in-law of Howard Ullman but disclaims any interest in Mr. Ullman’s ownership of Company securities for SEC reporting purposes.
(6)  Total does not include an aggregate of 1 million shares of Common Stock available for purchase under two non-qualified stock option issued on February 5, 2008 for services as a director in fiscal year 2007.
(7)  Ms. Mohler was appointed as Secretary on February 5, 2008, and replaced Gerry McClinton, who reigned on that same date to focus on his duties as Chief Operating Officer.  Ms. Mohler was granted a non-qualified stock option for 150,000 shares of Common Stock in 2008 as part of her compensation arrangement.
(8) Total does not include an aggregate of 1 million shares of Common Stock available for purchase under two non-qualified stock option issued on February 5, 2008 for services as a director in fiscal year 2007.
(9) Total does not include an aggregate of 1 million shares of Common Stock available for purchase under two non-qualified stock option issued on February 5, 2008 for services as a director in fiscal year 2007.
(10)(11)  Bart Fisher is the spouse of Margaret Fisher. Bart Fisher was an officer and director of the Company in 2002. If the ownership of Bart Fisher is combined with his spouse’s holdings, then Bart Fisher may be deemed to be an “affiliate” of the Company under the rules of the Securities Exchange Act of 1934, as amended, and on the basis of owning more than 10% of the Company’s outstanding shares of Common Stock.
(12)  If the Preferred Stock is converted into shares of Common Stock, then the number of Common Stock shares issued would be 139,379,658, which would increase the outstanding shares of Common Stock to 701,231,303 and increase management’s stock ownership of the outstanding shares to 408,861,830 or 58% of  the outstanding shares.

The number of shares beneficially owned by each director or executive officer is determined under rules of the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power and, as footnoted,  also any shares that the individual has the right to acquire within 60 days of the date hereof through the exercise of any stock option or other right. Unless otherwise indicated, each person has the sole investment and voting power (or shares such powers with his or her spouse) with respect to the shares set forth in the table.

MANAGEMENT OF THE COMPANY

CURRENT OFFICERS. The current officers of the Company are:

(1)           Stewart Wallach was appointed as Chief Executive Officer and President of the Company on April 23, 2007. Mr. Wallach is also the senior executive officer and director of Capstone.

(2)           Howard  Ullman, Chairman of the Board of the Company.  Mr. Ullman was Chief Executive Officer, President and Chairman of the Board of the Company from December  1, 2003 until his  resignation  from the Chief  Executive  Officer and President  positions on April 23, 2007.

3)           Gerry McClinton is the Chief Operating Officer and a director (appointed as a director on February 5, 2008) of the Company. Mr. McClinton is also a senior executive of Capstone.

(4)           Jill Mohler, age 45, Secretary since February 5, 2008.  Ms. Mohler served in the Ohio Air National Guard from 1982 to 1989.  Ms. Mohler graduated with honors from DeVry University with a Bachelors Degree in Business Administration in October 2006.  She began working as Executive Assistant under Stewart Wallach at CHDT Corporation in January 2008.

COMPENSATION OF OFFICERS:  SUMMARY COMPENSATION TABLE

The following table sets forth the compensation awarded to, earned by or paid to, our chief executive officer and our other executive officers earning in excess of $100,000 for services  rendered in all  capacities  during  fiscal years ended December 31, 2007, 2006 and 2005. We provide certain perquisites and other  personal  benefits  to some or all of our  executives.  The  unreimbursed incremental cost to us of providing  perquisites and other personal benefits did not exceed,  as to any of the  executives for any year, the lesser of $50,000 or 10% of the total salary and bonus paid to such executive for such year.

NAME & PRINCIPAL POSITION	ANNUAL COMPENSATION			LONG TERM COMPENSATION
YEAR	SALARY	BONUS	ALL OTHER	SECURITIES	STOCK
			COMPENSATIONN	UNDERLYING	GRANTS
				OPTIONS

(1) Howard Ullman (1)
Chairman of the Board (since 4/2007)
Chief Executive Officer & President (until 4/2007)

2007	$100,000	-0-	-0-	-0-	-0-
2006	$200,000	-0-	-0-	-0-	-0-
2005	$00,000	-0-	-0-	-0-	-0-

(2) Stewart Wallach (2)
Chief Executive Officer & President (since 4/2007)
& Chairman of Capstone
Industries, Inc.

2007	$225,000 (3)	-0-	-0-	102,400,000	-0-
2006	$70,000 (4)	-0-	-0-	-0-	-0-
2005	N/A	N/A	N/A	N/A	N/A

(3) Gerry McClinton, (2)
Chief Operating Officer &
Secretary (till 2/2008)

2007	$150,000 (3)	-0-	-0-	28,100,000	-0-
2006	$85,000 (4)	-0-	-0-	-0-	-0-
2005	N/A	N/A	N/A	N/A	N/A
__________________
Footnotes:

(1)  Mr. Ullman  resigned as Chief  Executive  Officer and President of the Company on April 20, 2007 in order to allow the  appointment of Stewart Wallach.  His salary was adjusted to $100,000 in April 2007.
(2)  Mr.  Wallach and Mr.  McClinton  were not  officers or directors of the Company  in 2005 or 2004.
(3)  Salary as Chief Executive Officer of Capstone for 2007 was $225,000.  Mr. Wallach was not an officer of the
Company until April 23, 2007.  Mr.  McClinton's 2007 annual salary was $150,000 for Chief Operating Officer of the Company.
(4)  Salary as President of Capstone.  Mr. McClinton  received no salary as Secretary of the Company in 2006.
_______________

EMPLOYMENT AGREEMENTS

On February 5, 2008, the Company entered into the following employment agreements, which supersede any existing employment agreements and are the only employment agreements with Company officers:

(1)           Stewart Wallach, Chief Executive Officer and President. The employment agreement provides for an annual salary of $225,000 with minimum annual increase in base salary of 5%.  Mr. Wallach may, at his option, elect to receive restricted shares of Common Stock in lieu of cash compensation, which shares are subject to piggyback registration rights.    Mr. Wallach’s base salary in fiscal year 2007 was $225,000.

(2)           Gerry McClinton, Chief  Operating Officer. The employment agreement provides for an annual salary of $150,000 with minimum annual increase in base salary of 5%.  Mr.  McClinton may, at his option, elect to receive restricted shares of Common Stock in lieu of cash compensation, which shares are subject to piggyback registration rights.  Mr. McClinton’s base salary in fiscal year 2007 was $150,000.

(3)           Howard Ullman, Chairman. The employment agreement provides for an annual salary of $100,000 with minimum annual increase in base salary of 5%. Mr. Ullman may, at his option, elect to receive restricted shares of Common Stock in lieu of cash compensation, which shares are subject to piggyback registration rights.  Mr. Ullman’s base salary in fiscal year 2007 was $100,000, which was mostly paid in restricted shares of Common Stock in lieu of cash.

Common Provisions in All Three Employment Agreements:  The following provisions are contained in each of the above employment agreements:

* If  the officer’s employment is terminated by death or disability, the Company is obligated to pay to the officer or his estate, as the case may be, the following lump sum payment:  (a) one year of base salary (at the then current rate), (b) the bonus paid in the previous year to the officer; and (c) the amount of officer’s health and dental insurance premiums for the previous year. If the employment is terminated without cause by the Company or for “good reason” (as defined in the employment agreement) by the officer then the Company must pay the following lump-sum amount to the officer:  (aa) the then current annual salary; (bb) the amount of the previous year’s bonus;  and (cc) the aggregate annual salary and aggregate bonus payable for the remainder of the term of the employment agreement, and the Company shall continue his health and dental insurance coverage for 18 months after the end of his employment (either by reimbursement of COBRA payments made by him or by paying such premiums for the executive).

*  The employment agreement has a three-year term (from February 5 2008 until February 5, 2011), which can be extended by mutual consent of the parties for up to three (3) additional years. The employment agreement has anti-competition provision for 18 months after the end of employment.

The above summary of the employment agreements is qualified by reference to the actual employment agreements, which are filed as exhibits to the Form 10-KSB by the Company for fiscal year ended December 31, 2007 (as filed by the Company with the SEC on March 31, 2008).

OPTION GRANTS IN LAST FISCAL YEAR

Securities Authorized for Issuance under 2005 Equity Plan

The following table includes information as of December 31, 2007 for our equity compensation plans.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	20,000,00	$$0.029	20,000,000
Equity compensation plans not approved by security holders	—	—	—

The following table summarizes option grants during the fiscal year ended December 31, 2007, to each of the executive  officers named in the Summary Compensation Table herein.

SUMMARY TABLE OF OPTION GRANTS TO OFFICERS OF COMPANY

Name	No. of	% of Total	Exercise or	Expiration	Restricted	No. of
	Securities	Options Granted	Base Price	Date	Stock Grants	Securities
	Underlying	to Employee in	($/Share)			underlying
	Options	FY 2007				Options
	Granted (3)					Granted
FY 2007

(1) Stewart Wallach (1)

	102,400,000	78%	$.029	5/7/2017	-0-	-0-

(2) Gerry McClinton (3)

	28,100,000	21%	$.029	5/7/2017	-0-	-0-

Notes to the Table

*   Less than 1%
(1)   Mr. Wallach was appointed as Chief Executive Officer and President on April 23, 2007.  The option is a non-
       qualified stock option.
(2)  The option is a non-qualified stock option.
(3) The shares of Common Stock are "restricted securities" under Rule 144 of the Securities Act of 1933, as amended.
OPTION AND STOCK GRANTS TO NON-EMPLOYEE DIRECTORS

The following stock option and stock grants were made on February 5, 2008 for services rendered in fiscal year 2007 by the following non-employee directors:

Name	No. of	Exercise or	Expiration	Restricted	No. of
	Securities	Base Price	Date	Stock Grants	Securities
	underlying	($/Share)			underlying
	Options				Options
	Granted (3)				Granted FY
2007

Jeffrey Guzy(1)	-0-	-0-	N/A	-0-	-0-

Larry Sloven(1)	-0-	-0-	N/A	-0-	-0-

Jeffrey Postal(1)	-0-	-0-	N/A	-0-	-0-

Laurie Holtz(2)	500,000	$0.029	2/5/2010	-0-	-0-
____________
Footnotes:
(1)
Granted two (2) non-qualified stock option to purchase 500,000 shares of Common Stock at an exercise price of $0.029 per share and for and an exercise period expiring  February 5, 2010.  Option was granted for services as board committee member and/or service as a director in fiscal year 2008.

(2)
Granted one (1) non-qualified stock option to purchase 500,000 shares of Common Stock at an exercise price of $0.029 per share and for and an exercise period expiring  February 5, 2010.  Option was granted for services as a director in fiscal year 2008.

(3)	All shares of Common Stock are ”restricted” under Rule 144 of the Securities Act of 1933.
__________

CURRENT BOARD OF DIRECTORS.

The background information on the directors is set forth below under "Item 1. Proposal Two: Election of Directors."  Each Director's term is for one year. The incumbent and current Board of Directors are:

(1)           Stewart Wallach.  Mr. Wallach has been a director since April 2007.

(2)           Gerry McClinton.  Mr. McClinton has been a director since February 2008.

(3)           Howard Ullman.  Mr. Ullman is the Chairman of the Board. Mr. Ullman has been a director since December 4, 2003.

(4)           Laurie Holtz. Mr. Holtz has been a director since January 2004.

(5)           Jeffrey Postal. Mr. Postal has been a director since January 2004.

(6)           Jeffrey Guzy was appointed as a director on May 3, 2007.  Mr. Guzy is deemed an "independent director."

(7)           Larry Sloven was appointed as a director on May 3, 2007.   Mr. Sloven is an outside director.

INDEPENDENT DIRECTORS

The Company is a "controlled  company"  under NASDAQ corporate  governance rules, that is a company where 50% or more of the voting  power is owned by a person or a group,  and does not  currently  have to meet  requirements  for a board of  directors  with a majority  of  "independent directors."  Currently, only Jeffrey Guzy qualifies as an "independent  director" under the listing  standards  of NASDAQ.  No  other  director  qualifies  as  an  "independent director" under those rules.

POLICY REGARDING BOARD ATTENDANCE

Company directors are expected to attend all annual and special board meetings per Company policy.  An attendance rate of less than 75% over any 12 month period is grounds for removal from the Board of Directors.

DIRECTORS WHO RESIGNED IN FISCAL YEAR 2007

Lorenzo  Lamadrid  resigned as a director,  effective  April 23,  2007. There was no dispute  between  Mr.  Lamadrid  and the Company at the time of his resignation.

ROLE OF THE BOARD OF DIRECTORS IN CORPORATE GOVERNANCE.

The  Board  of  Directors  is  responsible  for  overseeing  the  Chief Executive  Officer  and other  senior  management  in order to assure  that such officers are competent and ethical in running the Company on a day-to-day  basis and to assure that the long-term  interests of the shareholders are being served by such  management.  The directors must take a pro-active focus and approach to their  obligation  in order to set and  enforce  standards  to  ensure  that the Company is  committed to business  success  through  maintenance  of the highest standards of responsibility and ethics.

The Company has adopted a Code of Ethics, which is posted on the Company's Website.  The contents of the Company Website are not incorporated herein by reference and that Website provided in this Information Statement is intended to be an inactive textual reference only.

AUDIT COMMITTEE.

The  Audit  Committee  was  established  in  accordance  with  Section 3(a)(58)(A) of the Exchange Act. It is primarily  responsible for overseeing the services  performed  by  the  Company's  independent  public auditors,  evaluating  the Company's  accounting policies and its system of internal controls and reviewing significant  financial  transactions.  The  members of the Audit  Committee in fiscal year 2007 were Jeffrey Guzy, Larry Sloven and Lorenzo Lamadrid. Mr. Lamadrid resigned as a  director,  effective  April 23,  2007.  Jeffrey Guzy was  appointed  as a director and a member of the Audit  Committee  on May 3, 2007.  Larry Sloven was appointed as a director and a member of the Audit  Committee on May 3, 2007. The Company  believes that Mr. Guzy is an  independent  directors  under  applicable NASDAQ standards.

REPORT OF THE AUDIT COMMITTEE

The material in this section is not deemed filed with the SEC and is not incorporated by reference in any of our filings under the Securities Act of 1933 or the Exchange Act, whether made before or after the date of this Information Statement and irrespective of any general incorporation language in those filings.

The Audit Committee is responsible for providing oversight to Company’s accounting and financial reporting processes and the audit of  the Company’s financial statements. The Audit Committee monitors the Company’s external audit process, including auditor independence matters, the scope and fees related to audits, and the extent to which the independent registered public accounting firm may be retained to perform non-audit services. The Audit Committee also reviews the results of the external audit with regard to the adequacy and appropriateness of our financial, accounting and internal controls over financial reporting.  It also generally oversees Company’s internal compliance programs. The function of the Audit Committee is not intended to duplicate or to certify the activities of management and the independent registered public accounting firm, nor can the Audit Committee certify that the independent registered public accounting firm is “independent” under applicable rules. The Audit Committee members are not professional accountants or auditors. Under its Charter, the Audit Committee has authority to retain outside legal, accounting or other advisors as it deems necessary to carry out its duties and to require the Company to pay for such expenditures.

The Audit Committee provides counsel, advice and direction to management and the independent registered public accounting firm on matters for which it is responsible, based on the information it receives from management and the independent registered public accounting firm and the experience of its members in business, financial and accounting matters.

Company’s management is responsible for the preparation and integrity of its financial statements, accounting and financial reporting principles, and internal controls and procedures designed to ensure compliance with accounting standards, applicable laws and regulations.
In this context, the Audit Committee hereby reports as follows:

(1)           Company’s management has represented to the Audit Committee that the 2007 audited financial statements were prepared in accordance with accounting principles generally accepted in the United States of America. The Audit Committee has reviewed and discussed the audited financial statements for fiscal year 2007 with Company’s  management and the independent registered public accounting firm.

(2)           The Audit Committee has received written disclosures and a letter from the independent registered public accounting firm, Robison Hill & Company, required by Independence Standards Board Standard No. 1 (“Independence Discussions with Audit Committee”) and has discussed with Robison Hill & Company their independence.

(3)           Based on the review and discussion referred to above, the Audit Committee recommended to the board, and the board has approved, that the audited financial statements be included in Company’s  Annual Report on Form 10-KSB  for the fiscal year ended December 31, 2007.

The foregoing report is provided by the undersigned members of the Audit Committee.

/s/Jeffrey Guzy
Jeffrey Guzy, Chairman
April 28, 2008

REPORT OF THE COMPENSATION AND NOMINATING COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

THE  FOLLOWING  REPORT OF THE  COMPENSATION  AND NOMINATING COMMITTEE  OF THE BOARD OF DIRECTORS  SHALL NOT BE DEEMED  "SOLICITING  MATERIAL" OR TO BE "FILED" WITH THE COMMISSION,  NOR SHALL SUCH  INFORMATION BE  INCORPORATED  BY REFERENCE INTO ANY FUTURE FILING UNDER THE SECURITIES  ACT OF 1933 OR EXCHANGE ACT, EXCEPT TO THE  EXTENT  THAT THE  COMPANY  SPECIFICALLY INCORPORATES IT BY REFERENCE INTO SUCH FILING.

OBJECTIVES

The Compensation Committee is primarily responsible for reviewing the compensation  arrangements for the Company's executive  officers,  including the Chief Executive  Officer and Chairman of the Board,  and  for  administering  the  Company's  stock-based compensation plans. The Compensation Committee was established in January 2005. The Compensation Committee held two meetings in fiscal year 2007.  The director  member of the  Compensation  Committee  in fiscal year 2007 and until April  23,  2007 was  Lorenzo  Lamadrid,  who was  deemed  to be an  independent director by the Company under applicable  standards.  Jeffrey Guzy was appointed to replace Mr. Lamadrid as a director and member of the Compensation  Committee on May 3, 2007.  Mr.  Larry Sloven was  appointed a member of the  Compensation Committee on May 3, 2007.  The Company believes that Mr. Guzy is an independent director  under  applicable NASDAQ standards.  Mr. Sloven is not deemed to meet those standards  because of his company's  product development  and outsourcing  contract with the Company.

On February 5, 2008, the Board of Directors changed the Compensation Committee to be the “Compensation and Nominating Committee” with the same membership as stated above.  The charter of the new committee is on the Company’s Web Site.

The Company is looking for independent  directors to fill the  Compensation  Committee and, until such candidates  are  found,  Mr.  Sloven  is being  asked to sit as a member  of the Compensation and Nominating Committee.

It is the Company's  objective to pursue  compensation  structures  with the public  shareholders'  interests and the Company's business  objectives,  reward outstanding performance, be externally competitive and internally equitable, and attract and retain best available executive talent. We seek to achieve this goal through  a   straightforward   compensation   package   that  relies  on  equity compensation and limits cash compensation and perquisites.

The Company seeks to foster a performance-oriented culture, where individual performance is aligned with organizational objectives. Company performance is the primary measure of success upon which we structure our compensation.

The Compensation and Nominating Committee evaluates and rewards our executive officers and directors based on their contribution to the achievement of short and longer-term goals. Individual and departmental performance is factored into salary increase decisions and stock option (long term incentive) awards.

Executive compensation is reviewed semi-annually, and adjustments are made to reflect performance-based factors, as well as competitive conditions.

The Compensation and Nominating Committee, together with our board, establishes compensation for our Chief Executive Officer and our other executive officers and administers the 2005 Equity Plan. The Compensation Committee has a written charter, which is available on the Company Web Site (located at http://www.chdtcorp.com).

The purpose of our Compensation Committee is to:

•	discharge the board’s responsibilities relating to compensation of our executive officers;
•	administer our stock option plans, stock purchase plans, restricted stock plans and any other equity incentive plans adopted; and
•	provide disinterested administration of any employee benefit plans in which our executive officers are eligible to participate.

The Compensation and Nominating Committee did not use outside consultants in fiscal year 2007.  It used compensation arrangements by other microcap companies to judge the appropriateness of the Company compensation arrangements.

The Company compensates people with:

Cash Compensation. Cash compensation consists of base salary and annual bonus potential. Our compensation consultant assists us in analyzing similar or “peer” companies to guide our determination of appropriate cash compensation. Our cash compensation goals for our executive officers are based upon the following principles:  (1) compensation levels are comparable to industry levels as adjusted for experience and skills of individual officers; and (2) pay should retain key personnel.

Discretionary Bonus Program.  In addition to base salary compensation, the Company has  a bonus plan covering the executive officers pursuant to which cash bonus payments and equity awards may be made. Bonuses are calculated based upon actual achievement of pre-established goals.

Incentive Program.  The Company  believes that performance is achieved through an ownership culture that encourages ongoing performance by the executive officers. This is best achieved through the use of stock-based option awards. All employees are eligible to participate in our sole plan, the 2005 Equity Plan.  We also issue non-qualified stock options. Our equity compensation goals for the  executive officers are based upon the following principals: (1) incentive compensation should retain key personnel and reward loyal and productive employees, regardless of rank, and (2) individual awards of stock-based compensation should reflect individual performance as well as the importance of retaining such employee to our goal of achieving the Company’s then current strategic goals.

Our sole incentive plan is the 2005 Equity Plan,  which allows us to grant stock options, stock appreciation rights, restricted shares, restricted stock units, performance shares, and other stock-based awards. Under our 2005 Equity Plan, the Company can  issue options to our officers, directors and employees to purchase shares of our Common Stock at an exercise price equal to the fair market value of such stock on the date of grant. The date of grant for the executives is typically the date of a regularly scheduled board meeting, of which we have at least six (6) per year, but can be made at the time of job performance reviews.

Our Company does not have a  program, plan or practice to select option grant dates (or set board meeting dates) to correspond with the release of material non-public information.

The Company does not have an Employee Stock Purchase Plan that provides employees with the opportunity to purchase shares of the Common Stock.  We will consider adopting one in fiscal year 2008.

Our practice was to make periodic annual equity grants to our executives.  In determining 2007 equity grants for executives, we considered the importance of each employee to accomplishing our strategic goals.

Benefits.  The Company provides the following benefits to our senior executives generally on the same basis as the benefits provided to all employees: (1) health care and dental insurance; and (2) paid personal and vacation leave.

The Compensation and Nominating Committee believes that these benefits are consistent  with those offered by other companies and specifically with those companies with which we compete for employees.
CODE OF ETHICS.

The Company has a code of ethics that  applies to all of the  Company's employees,  including  its  principal  executive  officer,  principal  financial officer and principal  accounting officer, and its Board. A copy of this code is available on the Company's website.  The Company intends to disclose any changes in or waivers from its code of ethics by posting such information on its website or by filing a Form 8-K.

DIRECTOR MEETINGS IN FISCAL YEAR 2006.

The Board of Directors  had six official meetings in fiscal year 2007.  During fiscal year 2006,  all of the directors  attended 75% or more of all meetings of the Board, which were held  during the period of time that such person  served on the Board or such committee..

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section  16(a)  of the Exchange  Act requires the Company's  executive  officers and  directors,  and persons who own more than ten percent of a registered class of the Company's equity  securities, to file reports of securities  ownership and changes in such  ownership with the SEC.  Executive  officers,  directors and greater than ten percent  shareholders also are  required by rules  promulgated  by the SEC to furnish the Company with copies of all Section 16(a) forms they file.

Based  solely upon a review of the copies of such forms  furnished to the Company or other written representations, the Company believes that all Section 16(a) filing requirements were met during fiscal year 2007 by the Company’s directors and officers; except:  (1) Bart Fisher, an affiliate of the Company (if one assumes his spouse’s shares of Common Stock are jointly held by Bart Fisher), filed four Form 4’s on May 18, 2007 to report transactions from October 3, 2005 to November 20, 2006; (2) Howard Ullman filed a Form 4 on September 4, 2007 for a August 21, 2007 transaction and  (3) Larry Sloven is filing a  Form 3 and Form 4 on April 29, 2008 to report his appointment as a director and a 2007 stock option grant, respectively.

PROPOSALS

PROPOSAL ONE:  ELECTION OF DIRECTORS.  The background of the director nominees for election to the Board of Directors is set forth below.  Each of the nominees is currently a director of the Company.

The Company’s Board of Directors nominated the following persons on April 25, 2008, to stand for election to the Company’s Board of Directors until their  successors  are  elected  and  assume  office in fiscal  year  2009.  The following slate was approved by Majority  Shareholder Action on April 28, 2008. The nominees and their respective backgrounds are:

STEWART  WALLACH, age 56,  is the Chief  Executive  Officer and President of the Company  since April 23,  2007, a director of the Company  since  September  22, 2006,  and the founder and Chief  Executive  Officer and Chairman of the Board of  Capstone since  September 20, 2006.  Mr.  Wallach formed  and sold  Systematic  Marketing,  Inc.,  which  developed  and  marketed products  to mass  markets,  to Sagaz  Industries,  Inc.,  an  automotive  parts producer for consumers.  He served as president of Sagaz Industries for 10 years before forming Capstone Industries, Inc. 1998, Mr. Wallach co-founded  Examsoft  Worldwide,  Inc., which has developed  and delivered  software  technology  solving security   challenges  of  laptop-based   examinations  for  major   educational institutions  and  state  bar  examiners.  From  2002,  he,  through  Systematic Development  Inc.,  has provided  executive  management  services to  Gatekeeper Business Solutions to assist in its growth.  Gatekeeper  Business Solutions is a company  providing technology for effective labor  management and payroll  services  software to small and  medium-sized  businesses.  Mr. Wallach has not been involved with Gatekeeper Business Solutions since April 2007.  Mr. Wallach currently is a shareholder and director of Systematic Development, Inc. and Examsoft Worldwide, Inc.

HOWARD  ULLMAN, age 47,   was the Chief  Executive  Officer,  President  and Chairman of the Board of Directors  from January 2003 until October 27, 2003 and then from December 1, 2003 until April 20, 2007. Mr. Ullman remains the Chairman of the Board of Directors of the Company.  He voluntarily  resigned all of those offices  on  October  27,  2003 in order to avoid  any  potential  conflicts  of  interest  when the Company was  negotiating  to purchase Mr.  Ullman's  Souvenir Direct,  Inc. or "SDI." Upon the acquisition of 100% of SDI capital stock by the Company on or about  December  1, 2003,  Mr.  Ullman was reappointed as Chief Executive Officer, President  and  Chairman  of the Board of the Company on or about December 1, 2003. He resigned as the Chief Executive Officer and President on April 20, 2007 in order to allow the appointment of Stewart Wallach to those offices.  He has  spent  the  last  23  years  in  the  souvenir,  gift  and promotional  market with China.  In 1997,  he launched  “China  Direct  Trading  Company” to leverage  his Far East supplier  network and to broaden his product line into  thousands of  customized gift items ranging from mugs, key chains,  and glassware to hats and lapel pins. Mr. Ullman earned his  Bachelor's  degree in Economics from Tulane University in 1982.

GERRY MCCLINTON, age 52.  Mr. McClinton was appointed as a director of the Company to fill a vacancy on February 5, 2008. His prior work experience is: (a) President of Capstone (2005 -2007); (b) General Manager of Capstone (2000-2005); (c) Held senior officer positions with Sagaz Industries, Inc. (1990-2000(; (c) Chief Financial Officer, Firedoor  Corporation, a national  manufacturer  of security and fire doors to the construction industry (1980-1990).  Mr. McClinton received a Institute of Cost and Management Accountants (“I.C.M.A.”), University of Northern Ireland, Belfast, United Kingdom.

LAURIE HOLTZ, age 75,  is a certified  public  accountant  practicing in the greater  Miami,  Florida  region for over 30 years. Mr. Holtz was appointed Chief Financial Officer of the Company in December 2007.  Mr.  Holtz was a pioneer in development  of forensic  accounting  and has worked as a forensic  auditor in a number of cases over the years. He is the  father-in-law  of Howard Ullman.  Mr. Holtz has served on the Board of Directors  since January 2004.

JEFFREY  POSTAL, age 51,  has  served as a director  of the  Company  since January 2004. He is a businessman and dentist in the Miami,  Florida region. Mr. Postal owns or founded:  Sportacular Art, a company that is licensed by the NFL, MLB and NHL to design and manufacture sports memorabilia for retail distribution in the U.S.; Weston Sports management,  which arranges appearance of athletes at major  retail  companies  around  the  country;  DJP  Consulting,   a  marketing consulting company servicing companies conducting business on the Internet;  and DataStream  Card  Services,  which  provides  billing  solutions  for  companies conducting  business on the  Internet.  He is also the  principal  of two dental treatment  cents,  one being one of the  largest  cranio-facial  pain and trauma centers  in the  State  of  Florida.  Mr.  Postal  received  a DMD  from  Temple University in 1984.

JEFFREY GUZY,  age 56,  was appointed to the  Company's  Board of Directors on May 3, 2007, to replace Mr. Lamadrid.  Mr. Guzy has a MBA in Strategic  Planning and Management  from The Wharton School of the University of  Pennsylvania,  M.S. in Electrical  Engineering  from  Penn  State  University,  a  B.S.  in  Electrical Engineering  from Penn State  University and a Associate Degree in Theology from Georgetown University.  He has served as an executive,  manager or consultant in business   development,   sales,   customer   service  or   management   in  the telecommunications industry, specifically with IBM Corp., RCA Corp., with Sprint International,  Bell Atlantic  Video  Services,  Loral  Cyberstar and Facilicomm International.  He has also started his own telecommunications company providing Internet services in Western Africa.

LARRY SLOVEN, age 58. Mr. Sloven was appointed as a director on May 3, 2007. He is the  president of Asian  Outsource  Design  Group/ISL or "AODG",  which has a sourcing  and  development  agreement  with  Capstone  for  Capstone's  licensed hardware and  automotive  accessory  programs.  A U.S.  Citizen,  Mr. Sloven has resided in Hong Kong for over 18 years.  He is a member of the American  Chamber of Commerce in Hong Kong. He just finished a five year term as a Director of the American  Club in Hong Kong and  Chaired  the  Development  Committee  which was responsible for re engineering five major  multi-million  dollar  re-development projects for the premier club in Asia.

Mr. Sloven's company is a product  development and purchasing agent for Capstone,  and a purchasing  agent for Dick's sporting goods chain.  He also helped  develop a private label  hardware and accessory line for Circuit City,  Inc. and a camcorder and cellular phone battery line for Spectrum Brands,  Inc.  (formerly,  "Rayovac Corp."). In 1993, Mr. Sloven helped set up a joint venture factory  producing  cellular battery packs for AT&T along with the first  cellular  alkaline  battery pack for  Duracell.  He participated  in the outsourcing of the production of the one-hour NMH-fast  charger for the Duracell Corporation.  In the mid  1990's,  he helped  set up a JV with  Rayovac  and the largest alkaline  consumer battery factory in China. Mr. Sloven also assisted in the outsourcing of video games for Atari,  arranging for Chinese  manufacture of The Stanley Works' garage door motors and products.

PROPOSAL TWO: Ratification of Robison Hill & Company as public auditors of the Company for fiscal year 2008.  Robison Hill & Company has been the public auditors of the Company since 2000.

D&O INSURANCE.

The Company obtained directors and officers liability insurance in fiscal year 2006 and has maintained it through fiscal year 2007.  The Company believes that its current directors and officers liability insurance to be adequate to attract qualified directors and officers and cover potential liabilities.

OTHER MATTERS

No director of the Company has informed the Company in writing that he intends to oppose any action to be taken by the Company. No proposals have been received from security holders. One copy of the Company’s Annual Report on Form 10-KSB and one copy of this Information Statement are being delivered to multiple security holders sharing an address unless the Company has received contrary written instructions. The Company will deliver promptly upon written or oral request a separate copy of the Form 10K-SB Annual Report for fiscal year ending December 31, 2007, and this Information Statement if such request is made to the Company at the address or phone number set forth on the first page of this Information Statement.

The Company files annual, quarterly and current reports, information statements and other information with the SEC. You may read and copy any reports, statements or other information that the Company has filed at the SEC’s public reference rooms at 100 F Street, NE, Washington, D.C., 20549. Please call the commission at (800) SEC-0330 for further information on the public reference rooms. The Commission also maintains a web site at www.sec.gov at which reports, information statements and other information (including this Information Statement) regarding the Company are available.

INCORPORATION BY REFERENCE

Statements contained in this Information Statement, or in any document incorporated in this Information Statement by reference regarding the contents or other document, are not necessarily complete and each such statement is qualified in its entirety by reference to that contract or other document filed as an exhibit with the SEC. The SEC allows us to “incorporate by reference” into this Information Statement certain documents we file with the SEC. This means that we can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is considered to be part of this Information Statement, and later information that we file with the SEC will update and supersede that information. We incorporate by reference the documents listed below and any documents filed by us pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Information Statement. These include periodic reports, such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, as well as information or proxy statements (except for information furnished to the SEC that is not deemed to be “filed” for purposes of the Exchange Act). Notwithstanding the foregoing, information furnished under Items 2.02 and 7.01 of any Current Report on Form 8-K, including the related exhibits, is not incorporated by reference into this Information Statement.

(1)           Form 10KSB for fiscal year ending December 31, 2007.

Any recipient of this Information Statement should rely only on information contained in or incorporated by reference in this information. No persons have been authorized to give any information or to make any representations other than those contained in this Information Statement and, if given or made, such information or representations must not be relied upon as having been authorized by us or any other person.

THIS INFORMATION STATEMENT IS DATED April 28, 2008. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE, AND THE MAILING OF THIS INFORMATION STATEMENT TO STOCKHOLDERS DOES NOT CREATE ANY IMPLICATION TO THE CONTRARY.